UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2006


                           WHITNEY HOLDING CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Louisiana                      0-1026                         72-6017893
-----------------               -------------                -------------------
 (State or Other                 (Commission                   (IRS Employer
 Jurisdiction of                 File Number)                Identification No.)
  Incorporation)

              228 St. Charles Avenue, New Orleans, Louisiana 70130
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (504) 586-7272
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                           ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
    [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
    [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure

         Whitney Holding Corporation will make a presentation to the Keefe, Bruyette & Woods Regional Bank Conference at the Langham Hotel in Boston, Massachusetts on March 2, 2006, beginning at 8:40 a.m., Eastern Time. Investors will be able to access a live webcast of the presentation at the following address: http://www.kbw.com/news/conference_regional.html. A copy of the visual presentation is furnished herewith as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits

                  (c) Exhibits

                           99.1 Visual Presentation by Whitney Holding
                  Corporation to the Keefe, Bruyette & Woods Regional Bank Conference in Boston, Massachusetts on March 2, 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           WHITNEY HOLDING CORPORATION


                                    By:  /s/Thomas L. Callicutt, Jr.
                                         ----------------------------------
                                         Thomas L. Callicutt, Jr.
                                         Executive Vice President
                                         and Chief Financial Officer

                                    Date:  March 1, 2006
                                          ---------------------------------


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
                                  EXHIBIT INDEX

Exhibit
Number                                      Description
--------                                   -------------
99.1 Visual Presentation by Whitney Holding Corporation to the Keefe, Bruyette & Woods Regional Bank Conference in Boston, Massachusetts on March 2, 2006


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